UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 27, 2007
MERGE TECHNOLOGIES INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-29486	39-1600938

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin	53214

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (414)977-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On December 28, 2007, Merge Technologies Incorporated (the “Registrant”) issued a News Release containing information about its financial condition and results of operations. The Registrant announced that it has filed with the United States Securities and Exchange Commission (“SEC”): (a) its restated financial statements for the years ended December 31, 2006, 2005 and 2004 included in its Annual Report on Form 10-K for the year ended December 31, 2006, (b) its restated financial statements for the three months ended March 31, 2007 and 2006, included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2007, and (c) its financial statements for the quarterly period ended June 30, 2007, included in its Quarterly Report on Form 10-Q for such period.
A copy of this New Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
Exhibit 99.1 News Release dated December 28, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED
December 28, 2007	By:	/s/ Steven R. Norton
		Name:	Steven R. Norton
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	News Release dated December 28, 2007